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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Digital Insight Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             [Digital Insight Logo]


                          DIGITAL INSIGHT CORPORATION
                               26025 Mureau Road
                              Calabasas, CA 91302

                                                                  March 23, 2001

Dear Stockholders:

   On behalf of the Board of Directors and management of Digital Insight Corporation, we cordially invite you to attend the annual meeting of stockholders to be held on Thursday, May 3, 2001, at 10:00 a.m. at our Westlake facilities located at 5601 N. Lindero Canyon Road, Westlake Village, California 91362.

   At the annual meeting, you will be asked to:

    1. Elect two Class II Directors;

    2. Approve an amendment to the 1999 Stock Plan to increase the number of shares of common stock reserved for issuance under the plan from 3,250,000 to 4,500,000 shares;

    3. Approve the 2001 Non-Employee Director Stock Option Plan;

    4. Ratify the appointment of PricewaterhouseCoopers LLP as Digital Insight's independent public accountants for the year ending December 31, 2001; and

    5. Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

   These matters are described in the accompanying Notice of Annual Meeting and Proxy Statement.

   We have included a copy of Digital Insight's Annual Report to Stockholders with the Proxy Statement. We encourage you to read the Annual Report. It includes our audited financial statements for the year ended December 31, 2000, as well as information about our business and results of operations.

   It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking the enclosed proxy card. Please then sign and date the proxy card and return it in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at the meeting. If you plan to attend the meeting, please check the proxy card in the space provided. This will assist us with meeting preparations.

   Your vote is very important and we appreciate your cooperation in considering and acting on the matters presented.

                                          Sincerely,

                                          /s/ JOHN DORMAN

                                          John Dorman
                                          Chairman and Chief Executive Officer

                          DIGITAL INSIGHT CORPORATION
                               26025 Mureau Road
                              Calabasas, CA 91302
                                 (818) 871-0000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 TIME                          10:00 a.m. on Thursday, May 3, 2001

 PLACE                         Company's offices at 5601 N. Lindero Canyon
                               Road, Westlake Village, California, 91362

 ITEMS OF BUSINESS             1. Elect two Class II Directors;

                               2. Approve an amendment to the 1999 Stock Plan
                                  to increase the number of shares of common stock reserved for issuance under the plan from 3,250,000 to 4,500,000 shares;

                               3. Approve the 2001 Non-Employee Director Stock
                                  Option Plan;

                               4. Ratify the appointment of
                                  PricewaterhouseCoopers LLP as Digital
                                  Insight's independent public accountants for the year ending December 31, 2001; and

                               5. Transact such other business as may properly
                                  come before the annual meeting or any
                                  adjournment or postponement thereof.

 RECORD DATE                   You are entitled to vote if you were a
                               stockholder at the close of business on
                               Thursday, March 15, 2001.

 VOTING BY PROXY               Please submit a proxy as soon as possible so
                               that your shares can be voted at the meeting in
                               accordance with your instructions. For specific
                               instructions, please refer to the Questions and
                               Answers Section beginning on page 1 of this
                               proxy statement and the instructions on the
                               proxy card.

   We intend to mail this proxy statement and the accompanying proxy card on or about March 26, 2001, to all stockholders entitled to vote at the annual meeting.

                                          By Order of the Board of Directors,


                                          /s/ Kevin McDonnell

                                          Kevin McDonnell
                                          Senior Vice President, Finance &
                                           Administration
                                          and Chief Financial Officer

Calabasas, California
March 23, 2001

 To assure that your shares are represented at the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the postage-paid envelope provided, whether or not you plan to attend the meeting. You can revoke your proxy at any time before it is voted.

                          DIGITAL INSIGHT CORPORATION

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 3, 2001

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Digital Insight Corporation, a Delaware corporation, is providing these proxy materials for you in connection with our annual meeting of stockholders, which will take place on May 3, 2001. As a stockholder, you are invited to attend the meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information. Our 2000 Annual Report and our Form 10-K, including our full year 2000 consolidated financial statements, are also enclosed. If any person who was a beneficial owner of our common stock on the record date for the 2001 annual meeting desires additional copies of our Annual Report or 10-K, such copies will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a stockholder of the company and should be directed to:

                          DIGITAL INSIGHT CORPORATION
                               26025 Mureau Road
                          Calabasas, California 91302
                            Attn: Investor Relations

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: There are four proposals scheduled to be voted on at the meeting:

    1. The election of two Class II Directors;

    2. The approval of an amendment to the 1999 Stock Plan to increase the number of shares of common stock reserved for issuance under the plan from 3,250,000 to 4,500,000 shares;

    3. The approval of the 2001 Non-Employee Director Stock Option Plan;
       and

    4. The ratification of the appointment of PricewaterhouseCoopers LLP as Digital Insight's independent public accountants for the year ending December 31, 2001.

Q: WHAT IS THE VOTING RECOMMENDATION?

A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the amendment to the 1999 Stock Plan to increase the number of shares of common stock reserved for issuance under the plan from 3,250,000 to 4,500,000 shares, "FOR" the approval of the 2001 Non-Employee Director Stock Option Plan and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as Digital Insight's independent public accountants for the year ending December 31, 2001.

Q: WHAT SHARES CAN I VOTE?

A: All shares owned by you as of the close of business on March 15, 2001, the Record Date, may be voted by you. These shares include (1) shares held directly in your name as the Stockholder of Record, including shares purchased through our Employee Stock Purchase Plan, and (2) shares held for you as the Beneficial Owner through a stockbroker or bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND
   AS A BENEFICIAL OWNER?

A: Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    Stockholder of Record. If your shares are registered directly in your name with our transfer agent, FleetBoston EquiServe, you are considered, with respect to those shares, the Stockholder of Record, and these proxy materials are being sent directly to you by Digital Insight. As the Stockholder of Record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

    Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the Beneficial Owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the Stockholder of Record. As the Beneficial Owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the Stockholder of Record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the Stockholder of Record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If you are the Beneficial Owner of the shares, you must have a signed proxy from the Stockholder of Record.

   Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the Stockholder of Record or in street name as a Beneficial Owner, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person.

   Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the company's nominees to the Board, "FOR" the amendment to the 1999 Stock Plan, "FOR" the approval of the 2001 Non-Employee Director Stock Option Plan and "FOR" the ratification of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2001 and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of Directors, the two persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a Beneficial Owner and do not provide the Stockholder of Record with voting instructions, your shares may constitute Broker Non-Votes, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on the next page. In tabulating the voting result for any particular proposal, shares that constitute Broker Non-Votes are not considered entitled to vote on that proposal.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
   CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2001.

Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the four proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, John Dorman, our Chairman and Chief Executive Officer, and Kevin McDonnell, our Senior Vice President, Finance & Administration and Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for Director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: WHAT CLASSES OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our common stock outstanding as of the close of business on March 15, 2001, the Record Date, is entitled to vote on all items being voted upon at the annual meeting. On the Record Date, we had approximately 29,062,056 shares of our common stock outstanding.

Q: WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares present in person or represented by proxy and entitled to be voted. Both abstentions and Broker Non-Votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker Non-Votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, Broker Non-Votes will not affect the outcome of any of the matters being voted upon at the meeting. Generally, Broker Non-Votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Digital Insight is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Corporate Investor Communications, Inc. to assist us in the search of Beneficial Owners and in distribution of proxy materials, for which they will receive a fee. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF
   STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations. We expect to hold our 2002 annual meeting of stockholders in May 2002. Rules of the Securities and Exchange Commission require that any proposal by a stockholder of the company for consideration at the 2002 annual meeting of stockholders must be received by us no later than November 24, 2001 if any such proposal is to be eligible for inclusion in our proxy materials for our 2002 annual meeting. Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

   In order for a stockholder to bring any business or nominations before the 2002 annual meeting of stockholders, certain conditions set forth in Section
   2.14 of our bylaws must be complied with, including delivery of notice to us not less than 60 days prior to the meeting as originally scheduled. However, in the event that less than 65 days notice or public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 7th day following the date on which such notice of the date of meeting was mailed or such public disclosure was made.

   You may contact our Corporate Secretary at our headquarters for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

Introduction

   At the annual meeting, two directors are to be elected for three-year terms. Our Board is divided into three classes, and each member serves for a staggered three-year term. The Board is currently comprised of two Class I Directors (Dale Walker and Betsy Atkins), two Class II Directors (Paul Fiore and Michael Splinter) and three Class III Directors (John Dorman, James McGuire and Robert North). At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The terms of the initial Class I Directors, Class II Directors and Class III Directors will expire upon the election and qualification of successor directors at the 2003, 2004 and 2002 annual meeting of stockholders, respectively.

   Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may select. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that either nominee will be unable to serve.

   The Board of Directors recommends a vote "FOR" each named nominee.

Nominees, Incumbent Directors and Executive Officers

   The following sets forth certain information regarding the two nominees, the five incumbent directors whose terms will continue following the annual meeting, the executive officers and key employees.

 Nominees for Class II Directors

   Paul Fiore. Mr. Fiore is a co-founder of Digital Insight and has served as a director since March 1997. Mr. Fiore, 36, served as Digital Insight's Executive Vice President, New Ventures from February 2000 to July 2000, as its Executive Vice President from October 1998 to February 2000, and as its President from March 1997 to October 1998. From July 1995 to March 1997, Mr. Fiore served as President of Digital Insight LLC, the predecessor of Digital Insight. Prior to co-founding Digital Insight LLC, Mr. Fiore was Vice President, Strategy & Plans for XP Systems, a provider of turnkey data processing solutions for credit unions, from March 1994 to July 1995. Before joining XP Systems, Mr. Fiore was Vice President and Chief Financial Officer for AT&T Employees Federal Credit Union from October 1989 to March 1994. Prior to joining AT&T, Mr. Fiore was a financial analyst for Lehman Brothers. Mr. Fiore graduated from New York University with a BS degree in management and finance.

   Michael R. Splinter. Mr. Splinter has been a director of Digital Insight since March 2001. Mr. Splinter, 50, currently serves as Executive Vice President and General Manager, Technology and Manufacturing Group, Intel Corporation, a position he has held since January 1999, and as its Vice President and General Manager, Technology and Manufacturing Group, from 1998 to January 1999. Prior to that, Mr. Splinter was Intel's Vice President and Assistant General Manager, Technology and Manufacturing Group from 1996 to 1998, and General Manager, Components Manufacturing from 1992 to 1996. Mr. Splinter is a graduate of the University of Wisconsin, where he earned BS and MS degrees in electrical engineering.

 Incumbent Class I Directors (Terms expire in 2003)

   Dale Walker. Mr. Walker has been a director of Digital Insight since February 2001 and has served as its President and Chief Operating Officer since then. Prior to joining Digital Insight, Mr. Walker, 58, was President of Personal Financial Services, Executive Vice President and Director at Ford Motor Credit from

June 1999 to May 2000 and President of AIG Consumer Finance Group, Inc. from July 1995 to May 1999. Mr. Walker served as Chairman, President and CEO of ITT Lyndon Insurance Group, Executive Vice President and Director at ITT Financial Corporation, between 1993 and 1995. From 1981 to 1992, Mr. Walker held the position of Executive Vice President and Group Head for the Real Estate Group at Wells Fargo, N.A. Mr. Walker has a BS degree in mathematics from Wake Forest University and an MBA from the University of North Carolina.

   Betsy S. Atkins. Ms. Atkins has served as a director of Digital Insight since March 2001. Since April 2000, Ms. Atkins, 47, has been a member of the Board of Directors of Lucent Technologies Inc. and a member of its Audit and Compensation Committees. In addition, she currently serves as Chief Executive Officer of Baja LLC, a venture capital company she founded in 1991 which focuses on investments in early stage, high-tech companies. She presently serves as a director of Polycom, Inc. and Selectica Inc. She has previously served on the Boards of Directors of Olympic Steel from 1998 to 2000, Paradyne Networks, Inc. from 1999 to 2000 and Secure Computing, Inc. from 1997 to 1999. Ms. Atkins helped found Ascend Communications, Inc., and was a member of its board prior to its acquisition by Lucent in 1999. She received a BA from the University of Massachusetts.

 Incumbent Class III Directors (Terms expire in 2002)

   John Dorman. Mr. Dorman has been Digital Insight's Chief Executive Officer and a director since October 1998 and its President from October 1998 to February 2001. Mr. Dorman was appointed Chairman of the Board in June 1999. Prior to his appointment as Digital Insight's Chief Executive Officer, Mr. Dorman, 49, was Senior Vice President for Oracle Worldwide Financial Services from August 1997 to October 1998. Prior to joining Oracle, Mr. Dorman was founder, President, and Chief Executive Officer of Treasury Services Corporation, known as TSC, a provider of management information solutions to the financial services industry, from 1983 to 1997. TSC was sold to Oracle in 1997. Prior to serving at TSC, Mr. Dorman spent 11 years in the banking industry as a senior financial executive for Union Bank of California. Mr. Dorman holds a BA degree in business administration and philosophy from Occidental College and an MBA in finance from the University of Southern California.

   James McGuire. Mr. McGuire has been a director of Digital Insight since March 1997 and served as Chairman of the Board from its inception until June 1999. Mr. McGuire, 57, has served as President of NJK Holding Corporation, an investment company, since 1992. Mr. McGuire currently serves as a director for Sylvan Learning Systems, a provider of educational services. Mr. McGuire holds a BA degree in finance from the University of Notre Dame.

   Robert North. Mr. North has been a director of Digital Insight since June 1997. Mr. North, 65, was Chairman of the Board of HNC Software, Inc., a provider of predictive software solutions, from January to June of 2000 and served as the Chief Executive Officer of HNC Software, Inc. from 1987 to January 2000. Mr. North is also a director of Peerless Systems Corporation, a provider of software-based embedded imaging systems, and Abacus Direct, a provider of information products and marketing research services. Mr. North holds BS and MS degrees in electrical engineering from Stanford University.

 Executive Officers and Other Key Employees

   In addition to the directors and individuals nominated for director above who are also executive officers of Digital Insight, the following individuals presently serve as our executive officers or as key employees:

   Kevin McDonnell. Mr. McDonnell, 39, has served as our Senior Vice President, Finance & Administration since February 2000 and as Chief Financial Officer since joining Digital Insight in March 1999. Mr. McDonnell has also served as a director of Digital Insight from May 2000 to March 2001 and as our Secretary from March 1999 to February 2001. Prior to joining Digital Insight, Mr. McDonnell was Executive Vice President and Chief Financial Officer for Rockford Industries, a specialty finance company, from July

1997 to February 1999. From October 1995 to July 1997, Mr. McDonnell served as Vice President and Chief Financial Officer for Printrak International, a provider of automated fingerprint identification systems. From October 1992 to October 1995, Mr. McDonnell served as Vice President and Chief Financial Officer of Mobile Technology, Inc., a medical services company. Mr. McDonnell has a BA degree in business administration from Loyola Marymount University and a JD degree from Loyola Law School.

   Joe McDoniel. Mr. McDoniel has served as our Senior Vice President, Operations since September 2000. Mr. McDoniel, 59, was President of First Source Group, Inc. from August 1993 to September 2000. First Source Group provides strategic planning and consulting services relating to retail banking, bank operations, lending and information technology to the financial industry. Prior to joining Digital Insight as an executive officer, Mr. McDoniel, through First Source Group, provided consulting services to Digital Insight from October 1998 to September 2000.

   Robert Surridge. Mr. Surridge joined Digital Insight in November 2000 as Senior Vice President, Lending Division. Prior to joining Digital Insight, Mr. Surridge, 37, served in various capacities at The Money Store Inc., a subsidiary of First Union Corporation, which provides first and second mortgages, home equity and home improvement loans, and lines of credit to customers with varying credit quality. Most recently, he served as The Money Store's Vice President, Strategic Implementation and Development from October 1999 to October 2000; from June 1998 to September 1999, he served as Vice President, Direct Lending Operations; from September 1995 to May 1998, he served as Vice President, Centralized Lending; and from September 1994 to August 1995, he served as its Vice President Sales, Central Region. Mr. Surridge holds a BS degree from the University of Utah.

   Steven Reich. Mr. Reich has served as our Senior Vice President, Business Development and Product Management since February 2001, as our Senior Vice President, Sales & Marketing from February 2000 to February 2001, and as our Vice President of Sales and Marketing from May 1998 to February 2000. Prior to joining Digital Insight, Mr. Reich, 41, served as a management consultant for, and spent ten years from 1987 to 1997 with TSC, a provider of management information solutions to the financial services industry, in a variety of management roles. Before joining TSC, Mr. Reich worked at the consulting firm of Kaplan Smith and Associates as a Senior Consulting Associate. He holds a BS degree in business administration from Arizona State University and an MBA from Claremont Graduate School.

   Vincent R. Brennan. Mr. Brennan has served as our Senior Vice President, Sales since February 2001 and as our Vice President, Sales from February 2000 following the merger with nFront to February 2001. Mr. Brennan, 38, served as Senior Vice President--Sales of nFront from March 1999 to February 2000. From September 1998 until March 1999, he served as Senior Vice President--Sales and Marketing of nFront. Prior to joining nFront, Mr. Brennan was employed by John
H. Harland Co. from June 1986 until September 1998, serving as Senior Vice President--Sales, managing the financial markets division from December 1995 until September 1998 and as Vice President from April 1993 until December 1995. Mr. Brennan received a BA degree in business administration from the University of Connecticut.

   Steven S. Neel. Mr. Neel has served as our Vice President, Operations Administration since February 2000, following the merger with nFront. Mr. Neel, 30, served as Senior Vice President--Operations of nFront from July 1996 to February 2000. Prior to joining nFront, he served as Vice President-- Implementations of LeapFrog Technologies, Inc., a software development company, from October 1995 until July 1996. Prior to joining LeapFrog Technologies, Inc., Mr. Neel was a partner from April 1993 until October 1995 in an Atlanta-based consulting firm where he obtained experience in the financial services industry. Mr. Neel received a BA degree in management from the Georgia Institute of Technology.

   Lois E. Peck. Ms. Peck has served as our Vice President, Customer Service since July 2000 and as Director, Customer Service from February 2000 to July 2000. From February 1994 to February 2000, Ms. Peck, 48, served as Senior Vice President, Retail Operations for Fidelity Federal Bank in Glendale, California. Prior to joining Fidelity Federal Bank, Ms. Peck worked at Great Western Bank from August 1980 to February 1994 in various positions, including as Vice President, Checking and Savings Services from October 1989 to February 1994 and as Vice President, Retirement Plans Department from May 1984 to October 1989. Ms. Peck received a BS degree in psychology from Virginia Commonwealth University and an MBA from California State University, Northridge.

   Paul D. Witman. Mr. Witman has served as our Vice President, Engineering since June 2000. Prior to joining Digital Insight, Mr. Witman, 39, was with Citicorp for 17 years, serving in various engineering and managerial positions, most recently as Director, Global Delivery Systems. Mr. Witman received a BS degree in Math and Computer Science from UCLA and an MS in Computer Information Systems from Claremont Graduate School.

Meetings and Compensation of Directors

   During the fiscal year ended December 31, 2000, there were five meetings of our Board of Directors. Until recently, we did not pay any compensation to our directors for serving in that capacity. Directors are reimbursed for all reasonable expenses incurred by them in attending Board and committee meetings.

   On March 6, 2001, the Board of Directors approved the 2001 Non-Employee Director Stock Option Plan. Independent directors who are not employed by Digital Insight will be eligible to receive options under our 2001 Non-Employee Director Stock Option Plan, once the Plan is approved by the stockholders at the annual meeting. The Plan provides that each eligible director will receive each year options to purchase 15,000 shares of stock on the day of the annual meeting of stockholders, or options to purchase 10,000 shares if such director elects to receive a cash retainer, provided he or she has served as a director for at least six months. These options will vest monthly over a 12 month period. In addition, each newly elected or appointed non-employee director will receive options to purchase 50,000 shares of our common stock upon joining the Board, or 40,000 shares if such director elects to receive a cash retainer, which options will vest over a three year period. In the year ended December 31, 2000, no director received any options as a result of his or her service as a director, other than 5,000 options granted in May 2000 to Robert North. Non-employee directors may elect to receive a retainer in lieu of fewer options. The retainer consists of $2,500 quarterly payments, $1,500 for each in-person attendance of a Board meeting and $500 for each telephonic attendance of a Board meeting.

Committees of the Board of Directors

   There are three standing committees of our Board of Directors: the Compensation Committee, the Audit Committee and the Nominating Committee.

   The Compensation Committee consists of Ms. Atkins and Messrs. McGuire and North (chair). The Compensation Committee makes recommendations regarding our stock option plans and all matters concerning executive compensation. The Compensation Committee held three meetings during the fiscal year ended December 31, 2000.

   The Audit Committee consists of Messrs. McGuire (chair), North and Splinter. The Audit Committee approves our independent auditors, reviews the results and scope of annual audits and any other accounting-related services, and evaluates our internal controls. The Audit Committee held three meetings during the fiscal year ended December 31, 2000.

   The Nominating Committee consists of Ms. Atkins and Messrs. McGuire (chair), North and Splinter. The Nominating Committee considers and makes recommendations regarding director nominees, where names will be submitted for election at our annual meetings, and appointments to fill vacancies on the Board. The Nominating Committee also reviews and makes recommendations to the Board concerning the composition and size of the Board and its committees. The Nominating Committee held no meetings during the fiscal year ended December 31, 2000.

   John Jarve, a former director of Digital Insight, was a member of the Compensation, Audit and Nominating Committees during 2000 and 2001, until his resignation in March 2001.

                             EXECUTIVE COMPENSATION

   The following table sets forth information concerning the compensation earned during the fiscal year ended December 31, 2000 by our Chief Executive Officer and each of our other four most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2000.

                           Summary Compensation Table
               For Fiscal Years Ended December 31, 2000 and 1999

                                                         Long-Term
                                                        Compensation
                                                           Awards
                                           Annual        -----------
                                        Compensation     Securities
                          Fiscal Year ------------------ Underlying   All Other
Name and Principal           Ended     Salary  Bonus(2)  Options(3)  Compensation
Position(1)               December 31   ($)      ($)        (#)          ($)
------------------        ----------- -------- -------- ------------ ------------
John Dorman.............     2000     $290,625     --     112,500        --
 Chairman and Chief
  Executive Officer          1999      225,000 123,751        --         --

Brady L. "Tripp" Rackley
 III(4).................     2000      179,167     --         --         --
 Vice Chairman

Meheriar Hasan(5).......     2000      197,500     --      60,000        --
 Senior Vice President,      1999       77,769  65,000     90,000        --
 Product Management &
 Engineering

Steven Reich(6).........     2000      171,875     --      60,000        --
 Senior Vice President,      1999      150,000  82,500        --         --
 Business Development
 and Product Management

Kevin McDonnell(7)......     2000      186,875     --      60,000        --
 Senior Vice President,      1999      130,625  50,751    115,000        --
 Finance &
 Administration and
 Chief Financial Officer

Stephen Zarate(8).......     2000      171,106     --      60,000        --
 Senior Vice President,      1999      145,833  96,251    286,285        --
 Operations and Chief
 Technology Officer

--------
(1) This table excludes information for Dale Walker, our President and Chief Operating Officer, who joined Digital Insight in February 2001; Robert Surridge, our Senior Vice President, Lending Division, who joined Digital Insight in November 2000; and Joe McDoniel, our Senior Vice President, Operations, who joined Digital Insight in September 2000. Mr. Walker's annualized salary for 2001 is $300,000. Mr. Walker also received options to purchase 440,000 shares. Mr. Surridge's annualized salary for 2000 was $185,000. Mr. Surridge also received options to purchase 75,000 shares. Mr. McDoniel's annualized salary for 2000 was $210,000. Mr. McDoniel's offer letter provided him with a guaranteed bonus of $105,000 to be paid by March 15, 2001, reimbursement for reasonable and customary moving expenses and temporary housing assistance of up to $3,000 through December 31, 2001. Mr. McDoniel and Digital Insight have agreed to defer the payment of the guaranteed bonus to the second and third quarters of 2001. Mr. McDoniel was also granted an option to purchase 155,000 shares during 2000. Also during 2000, prior to serving as Senior Vice President, Operations for Digital Insight, Mr. McDoniel provided consulting services for which he received $357,876 in fees and expense reimbursements, and options to purchase 5,000 shares. This table also excludes information for Vincent Brennan who joined Digital Insight in February 2000 and became our Senior Vice President, Sales in February 2001. Mr. Brennan's compensation for 2001 includes an annualized base salary of $130,000, plus commissions earned on sales.
(2) No bonuses were paid to any of the named executive officers with respect to fiscal 2000 performance, other than Mr. McDoniel who earned a bonus of $105,000, pursuant to the terms of his employment agreement. Mr. McDoniel and Digital Insight have agreed to defer the payment of the guaranteed bonus to the second and third quarters of 2001.

(3) Messrs. Dorman, Hasan, Reich and McDonnell surrendered options to purchase 75,000, 40,000, 40,000 and 40,000 shares, respectively, pursuant to a Management Surrender Program in November 2000.
(4) Mr. Rackley joined Digital Insight in February 2000 and resigned in February 2001. His annualized salary for 2000 was $215,000.
(5) Mr. Hasan joined Digital Insight in July 1999 and resigned in February 2001. His annualized salary for 1999 was $180,000. Mr. Hasan's bonus for 1999 does not include a $25,000 sign-on bonus and a $50,000 relocation bonus. We have a severance agreement with Mr. Hasan which requires a payment of $150,000 in semi-monthly installments over a nine-month period.
(6) Mr. Reich served as Senior Vice President, Sales and Marketing until February 2001, when he was named Senior Vice President, Business Development and Product Management.
(7) Mr. McDonnell joined Digital Insight in March 1999. His annualized salary for 1999 was $165,000.
(8) Mr. Zarate joined Digital Insight in March 1999 and resigned in September 2000. His annualized salary for 1999 was $175,000. Mr. Zarate's bonus for 1999 does not include a $50,000 relocation bonus. We have a severance agreement with Mr. Zarate which requires a payment of $100,000 in semi-monthly installments over a 12-month period.

Option Grants in Last Fiscal Year

   The table below sets forth stock option and stock purchase rights granted to each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2000. A total of 352,500 options were granted to such executive officers in 2000 under our 1999 Stock Plan. Messrs. Dorman, Hasan, McDonnell and Reich voluntarily surrendered 195,000 shares underlying certain of these options in November 2000. No stock appreciation rights were granted in 2000.

   Options and stock purchase rights were granted at an exercise price equal to the fair market value of our common stock, as determined by the Board of Directors, on the date of grant. In making this determination prior to our initial public offering, the Board considered a number of factors, including:

  . Digital Insight's historical and prospective future revenue and profitability;

  . Digital Insight's cash balance and rate of cash consumption;

  . the development and size of the market for Digital Insight's products;

  . the status of Digital Insight's financing activities;

  . the stability and tenure of Digital Insight's management team; and

  . the breadth of Digital Insight's product offerings.

   The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not reflect our projections or estimates of future stock price growth.

                                                                              Potential Realizable
                            Individual Grants                                   Value at Assumed
                         ------------------------                             Annual Rates of Stock
                         Number of   Percent of                                       Price
                         Securities Total Options                               Appreciation for
                         Underlying  Granted to                                    Option Term
                          Options   Employees in  Exercise or Base Expiration ---------------------
Name                      Granted    Fiscal Year  Price Per Share     Date        5%        10%
----                     ---------- ------------- ---------------- ---------- ---------- ----------
John Dorman.............   75,000*       2.9%         $73.3130      2/11/10   $3,457,961 $8,763,153
                           37,500        1.4           35.0000      4/26/10      825,424  2,091,787
Brady L. "Tripp"
 Rackley III............      --         --                --           --           --         --
Meheriar Hasan..........   40,000*       1.5           73.3130      2/11/10    1,844,246  4,673,682
                           20,000        0.8           35.0000      4/26/10      440,226  1,115,620
Steven Reich............   40,000*       1.5           73.3130      2/11/10    1,844,246  4,673,682
                           20,000        0.8           35.0000      4/26/10      440,226  1,115,620
Kevin McDonnell.........   40,000*       1.5           73.3130      2/11/10    1,844,246  4,673,682
                           20,000        0.8           35.0000      4/26/10      440,226  1,115,620
Stephen Zarate..........   40,000        1.5           73.3130      2/11/10    1,844,246  4,673,682
                           20,000        0.8           35.0000      4/26/10      440,226  1,115,620

--------
*Surrendered in November 2000 pursuant to a Management Surrender Program.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

   The following table sets forth, for each of the executive officers named in the Summary Compensation Table, certain information concerning the number and value of shares acquired upon exercise of stock options and stock purchase rights in 2000. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the closing price of our common stock on December 31, 2000.

                                                           Number of
                                                     Securities Underlying   Value of Unexercised In-
                                                    Unexercised Options at     the-Money Options at
                            Shares                    Fiscal Year-End (#)       Fiscal Year-End ($)
                         Acquired on     Value     ------------------------- -------------------------
Name                     Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
----                     ------------ ------------ ----------- ------------- ----------- -------------
John Dorman.............   133,333     $5,116,654    450,260       28,907    $7,977,610   $        0
Brady L. "Tripp"
 Rackley III............       --             --         --           --            --           --
Meheriar Hasan..........       --             --      40,207       69,793       643,459      982,167
Kevin McDonnell.........    33,541      1,238,164     25,728       75,731       389,464    1,081,890
Steven Reich............       --             --      54,475       51,772       908,761      649,130
Stephen Zarate..........   114,463      4,236,209     42,843      186,801       517,996    2,585,539

Employment And Other Related Agreements

   As of March 1, 2001, John Dorman, (our Chairman and Chief Executive Officer), Dale Walker (our President and Chief Operating Officer), Kevin McDonnell (our Senior Vice President, Finance & Administration and Chief Financial Officer) and Joe McDoniel (our Senior Vice President, Operations), had option agreements with Digital Insight which provided that, in the event of a change in control, 50% of the then unvested portion of their options shall accelerate and immediately vest.

   Dale Walker, our President and Chief Operating Officer, and Digital Insight are parties to an employment agreement dated February 1, 2001, which has the following terms:

  . Mr. Walker will receive a minimum annual base salary of $300,000 and will be eligible to participate in our executive management incentive program with targeted bonus compensation equal to 50% of his annual salary, based upon performance targets set by Mr. Walker and Digital Insight.

  . To assist Mr. Walker with his relocation expenses, we will reimburse him for the direct cost of moving household goods, including the cost of insuring those goods, which combined costs are estimated to be approximately $25,000, and we will also provide Mr. Walker with a non-recourse, interest-free loan of $210,000. The principal amount of the loan will be forgiven in equal annual amounts over a three year period contingent on Mr. Walker's continued employment with us. The entire unpaid amount will be forgiven if we terminate Mr. Walker without cause or if there is a change in control; the entire unpaid amount will be due and payable if Mr. Walker voluntarily terminates his employment or if we terminate him for cause.

  . We will pay Mr. Walker the cost of temporary housing up to $10,000 per month for three months and the reasonable cost of travel between Calabasas and New York for Mr. Walker and his wife during the relocation process.

  . Mr. Walker will be granted a stock option to purchase 440,000 shares of common stock; provided that, in the event of a change in control, 50% of the then unvested portion of the option will accelerate and immediately vest.

  . If Mr. Walker's employment is terminated without cause after three months but before 12 months of employment, we will provide salary and benefits continuation for a period of up to nine months from the termination date, ending no earlier than the one year anniversary of his date of hire.

   Vincent Brennan, our Senior Vice President, Sales, and Digital Insight are parties to an employment agreement dated February 10, 2000, which has the following terms:

  . The agreement will terminate on February 10, 2003.

  . Mr. Brennan will receive a minimum annual base salary of $130,000.

  . Mr. Brennan will be eligible to receive management stock option grants consistent with options granted to other top executives of Digital Insight.

  . If we terminate Mr. Brennan's employment for reasons other than cause or if Mr. Brennan terminates his employment for good reason, he will be entitled to receive his base salary for the remainder of the term.

  . In order to receive severance payments and benefits, Mr. Brennan is prohibited from competing with, or soliciting employees from, Digital Insight for a period equal to the later of 12 months from the termination date or two years from the date of the agreement.

   Stephen Zarate, our former Senior Vice President, Operations and Chief Information Officer, resigned from the company effective September 28, 2000. In connection with his resignation, Mr. Zarate and Digital Insight are parties to a Severance and Release Agreement which has the following terms:

  . We will keep Mr. Zarate on our payroll for 12 months, ending on October
    1, 2001, during which time we will pay Mr. Zarate $4,166.66 per each semi-monthly pay period, less applicable taxes; provide continued employee benefits which he received prior to his termination; and permit the continued vesting of his stock options.

  . Mr. Zarate agreed to a general release of any and all claims against Digital Insight.

   Meheriar Hasan, our former Senior Vice President, Product Management & Engineering, resigned from the company effective February 20, 2001. In connection with his resignation, Mr. Hasan and Digital Insight are parties to a Severance and Release Agreement which has the following terms:

  . We will keep Mr. Hasan on our payroll for nine months, ending November
    12, 2001, during which time we will pay Mr. Hasan $8,333.33 per each semi-monthly pay period, less applicable taxes; provide continued employee benefits which he received prior to his termination; and permit the continued vesting of his stock options.

  . In the event of a change in control of the company, Mr. Hasan will be entitled to receive an immediate severance payment in the amount of the remaining value of the salary and benefits continuation and immediate vesting of all stock options through November 12, 2001.

  . Mr. Hasan agreed to a general release of any and all claims against Digital Insight.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION+

   The purpose of the Compensation Committee is to oversee compensation of our directors, officers, and key employees. The committee's policy is to ensure that compensation programs contribute directly to our success, including enhanced share value. During 2000, the Compensation Committee was comprised of three outside directors: Messrs. Jarve, McGuire and North.

Executive Compensation Policies and Programs

   Our executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize stockholder investment by achieving strategic company goals. There are three basic components to our executive compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of company and individual performance, compensation levels at comparable companies, equity among employees, and cost effectiveness. In addition, employees are eligible to participate in our 401(k) plan and certain insurance plans. All employees are also eligible to participate in our Employee Stock Purchase Plan.

Senior Management Compensation Philosophy

   We believe our success is greatly influenced by the caliber of our employees. Our compensation program for senior management is designed to attract, motivate and retain a highly skilled, professional and dedicated work force. Our senior management compensation program consists of:

  . Base salary compensation tied to prevailing industry compensation practices.

  . Annual merit and incentive pay compensation (bonuses) primarily related to the company's and manager's performance for the previous fiscal year.

  . Long-term incentive compensation in the form of stock options, restricted stock and stock purchase rights directly tied to increasing stockholder value. This component of compensation can be highly volatile because it is directly related to our performance.

   Our objective is for the base salary, annual merit and incentive compensation and long-term incentive compensation of senior management to approximate the median levels for an industry comparison group consisting primarily of other providers of Internet-based financial services with whom we compete for executive talent. From year to year, however, relative compensation levels may vary due largely to variances in individual and company performance.

 Base Pay

   Base pay is designed to be competitive as compared to salary levels for equivalent positions at comparable companies. An executive's actual salary within this competitive framework will depend on the individual's performance, responsibilities, experience, leadership, and potential future contribution. Base pay is determined in a way that allows a significant percentage of compensation to be earned through incentive programs: the more senior the executive, the larger the percentage of compensation payable through incentive programs.
--------
+ The Compensation Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filings of Digital Insight pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Digital Insight specifically incorporates the Compensation Committee Report by reference therein. The report shall not be deemed "soliciting material" or otherwise deemed "filed" under either such Act.

 Annual Merit and Incentive Bonus

   In addition to base pay, each executive is eligible to receive an annual cash bonus based on a mix of the company's and the executive's performance. Performance targets are intended to motivate our executives by providing bonus payments for the achievement of specific financial goals within our business plan. No bonuses were paid to any of the named executive officers with respect to fiscal 2000 performance, other than Mr. McDoniel, who was entitled to receive a bonus of $105,000 pursuant to the terms of his employment agreement. Mr. McDoniel and Digital Insight have agreed to defer the payment of the bonus to the second and third quarters of 2001.

 Long-Term, Equity-Based Incentive Compensation

   The long-term, equity-based compensation program is tied directly to stockholder return. Long-term incentive compensation consists of stock options that generally do not fully vest until after four years and are exercisable only if an executive is then an employee of Digital Insight. Stock options are awarded with an exercise price equal to the fair market value of the common stock on the date of grant. Accordingly, an executive is rewarded only if our stockholders receive the benefit of appreciation in the price of the common stock. Because long-term options vest over time, we periodically grant new options to provide continuing incentives for future performance. The size of periodic option grants is a function of the breadth of an executive's scope of accountability, recent performance as determined by the Compensation Committee, and other factors.

   For the year ended December 31, 2000, we granted options to purchase 155,000 and 75,000 shares to Joe McDoniel and Robert Surridge, respectively. These options were granted under the commitments made to the individuals in their offers of employment and were granted upon the commencement of their employment with Digital Insight. In 2000, Messrs. Dorman, Hasan, McDonnell, Reich and Zarate each received options to purchase 37,500, 20,000, 20,000, 20,000 and 60,000 shares, respectively. Messrs. Dorman, Hasan, McDonnell and Reich also received options to purchase 75,000, 40,000, 40,000 and 40,000, respectively, which they returned to the company in November, as described below. For 2001, the Compensation Committee intends to grant options to all employees based solely upon the company's achievement of planned financial objectives, taking into consideration the committee's assessment of the individual's contribution to the company's performance.

   On November 10, 2000, John Dorman, Meheriar Hasan, Kevin McDonnell and Steve Reich participated in a voluntary Management Stock Surrender Program. Due to a significant decline in our stock price, many of the options granted to key employees were priced at exercise prices far above the current fair market value of our stock. Consequently, these "under-water" options were not providing the kind of financial incentives they were intended to provide. Further, there were insufficient shares available under the 1999 Stock Plan to grant additional options as a means to retain key employees.

   On November 10, 2000, Messrs. Dorman, Hasan, McDonnell and Reich voluntarily surrendered certain of the options they had received in 2000, thereby replenishing the option pool by 195,000 shares. There were no promises, commitments, agreements or understandings with regard to the surrender of their options between Digital Insight and the participating executives. The returned options, together with 35,000 additional shares to be returned to the company following the termination of Stephen Zarate's severance period, created a special pool, out of which certain retention options were granted to key employees.

 Savings and Investment Plan; Benefits

   We maintain a 401(k) Savings Plan, which is funded by elective salary deferrals by employees. The Savings Plan covers executive officers and substantially all employees meeting minimum eligibility requirements. The Savings Plan allows Digital Insight to make matching contributions, in amounts determined by the company, to an employee's deferrals and provides for additional discretionary contributions by Digital

Insight. Through December 31, 2000, we had not made any matching or additional discretionary contributions under the Savings Plan. In addition, we provide medical and other miscellaneous benefits to our officers.

 Annual Reviews

   Each year the Compensation Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Compensation Committee reviews the performance of the Chief Executive Officer and, with the assistance of the Chief Executive Officer, the individual performance of the other executive officers. The committee makes recommendations to the Board of Directors for final approval of all material compensation matters.

 Compensation of the Chief Executive Officer

   The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer based on the assessment of his past performance and its expectation of his future contributions to the company's performance. John Dorman has served as our Chief Executive Officer since October 1998. For the year ended December 31, 2000, Mr. Dorman's compensation plan included an annualized base salary of $300,000. Mr. Dorman was entitled to receive a bonus based on the company's achievement of certain specified targets for 2000. Since the company failed to reach such targets, although it was believed that Mr. Dorman and the rest of the executive officers made strong contributions to the growth of the company and to the completion of three acquisitions and a secondary public offering of the company's stock, the Board awarded no bonus to Mr. Dorman in 2000. The Compensation Committee believes that Mr. Dorman's total compensation for 2000 was below the average total cash compensation paid to chief executive officers by comparable companies. Mr. Dorman's base salary for 2001 is $300,000. Mr. Dorman received options to purchase 112,500 shares of our common stock in 2000, 75,000 of which were surrendered back to the company in November 2000. Mr. Dorman will be entitled to receive options during 2001, depending upon the Compensation Committee's assessment of his performance and the company's achievement of specified objectives.

 Tax Deductibility of Executive Compensation

   Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Tax Code, should not affect the deductibility of compensation paid to our executive officers for the foreseeable future. The majority of the options available for grant under the 1997 and 1999 Stock Plans will comply with Section 162(m), so that compensation resulting from these stock options will not be counted toward the $1,000,000 limit on deductible compensation under Section 162(m). The Compensation Committee has not formulated any policy with respect to qualifying other types of compensation for deductibility under Section 162(m).

   The undersigned members of the Compensation Committee have submitted this Compensation Committee Report on Executive Compensation:

                                   John Jarve
                                 James McGuire
                                  Robert North

Compensation Committee Interlocks and Insider Participation

   For 2000, the Compensation Committee consisted of Messrs. Jarve, McGuire and North, none of whom is an employee of Digital Insight. None of our executive officers serves as a director or member of the Compensation Committee or other Board committee performing equivalent functions of another entity that has one or more executive officers serving on the Board of Directors or Compensation Committee of Digital Insight.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and persons who own beneficially more than 10% of our common stock, file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission. To our knowledge, based solely on review of copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

                            STOCK PERFORMANCE GRAPH*

   The following linegraph provides a comparison of the cumulative total stockholder return on our common stock for the period from October 1, 1999, the date of our initial public offering, through December 31, 2000, against the cumulative stockholder return during such period achieved by the Nasdaq Stock Market (U.S. Companies) and the JP Morgan Chase H&Q Technology Index. All amounts have been calculated as if all dividends were reinvested.



                        [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period              Digital         NASDAQ      JP Morgan Chase
(Fiscal Year Covered)        Insight Corp.   Stock Market   H&Q Technology
-------------------          -------------   ------------   ---------------
Measurement Pt-  10/01/99    $100            $100           $100
FYE   12/31/99               $243            $148           $163
FYE   12/31/00               $120            $89            $105

* Assumes $100 invested on October 1, 1999 in Digital Insight common stock, the Nasdaq Stock Market (U.S.) Index, and the JP Morgan Chase H&Q Technology Index, and assumes reinvestment of dividends. The total stockholder returns shown are not necessarily indicative of future returns. The Stock Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the company specifically requests that such information be treated as soliciting material or specifically incorporates them by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stock Purchase Rights

   In October 1997, Paul Fiore, Executive Vice President, New Ventures, a director and a co-founder of Digital Insight, exercised a stock purchase right to purchase an aggregate of 309,250 shares of common stock and entered into a restricted stock purchase agreement with respect to this exercise. Mr. Fiore paid the $.30 exercise price per share for these shares by delivery of a full-recourse promissory note bearing interest at the rate of 7.0% per annum. The note is secured by the shares of common stock purchased by Mr. Fiore. As of December 31, 2000, $115,327.27 in unpaid principal and interest was outstanding in the aggregate under the note.

   In October 1997, Daniel Jacoby, a co-founder of Digital Insight, exercised a stock purchase right to purchase an aggregate of 309,250 shares of common stock and entered into a restricted stock purchase agreement with respect to this exercise. Mr. Jacoby paid the $.30 exercise price per share for these shares by delivery of a full-recourse promissory note bearing interest at the rate of 7.0% per annum. The note was secured by the shares of common stock purchased by Mr. Jacoby. On October 4, 2000, Mr. Jacoby repaid the outstanding unpaid principal amount and all interest accrued under the note.

Consulting Arrangement

   Prior to joining Digital Insight as Senior Vice President, Operations, Joe McDoniel, through First Source Group Inc., provided certain consulting services to Digital Insight from October 1998 to September 2000. Mr. McDoniel was President of First Source Group, which provides strategic planning and consulting services relating to retail banking, bank operations, lending and information technology to the financial industry. The aggregate payments to Mr. McDoniel and First Source Group in 2000 was $357,876. In addition, Mr. McDoniel received options to purchase 5,000 shares of our common stock.

Other Transactions

   We have entered into an indemnification agreement with each of our executive officers and directors.

                                  PROPOSAL TWO

                  APPROVAL OF AMENDMENT TO THE 1999 STOCK PLAN

   You are being asked to approve an amendment to the 1999 Stock Plan to provide for an increase in the number of shares of common stock reserved for issuance from 3,250,000 to 4,500,000 shares. The Board believes that adding shares to the plan is in the best interests of Digital Insight because it will permit Digital Insight to attract and retain employees by providing them with appropriate equity incentives. The plan plays an important role in our efforts to attract and retain employees of outstanding ability.

   Set forth below is a summary of the principal features of the 1999 Stock Plan. Digital Insight will provide, without charge, to each person to whom a proxy statement is delivered, upon request of such person and by first class mail within three business days of receipt of such request, a copy of our 1999 Stock Plan. Any such request should be directed in writing as follows:
Corporate Secretary, Digital Insight Corporation, 26025 Mureau Road, Calabasas, CA 91302.

Digital Insight's 1999 Stock Plan

   Our 1999 Stock Plan was adopted by the Board of Directors in June 1999 and was approved by the stockholders in July 1999. On March 1, 2001, 750,000 shares were automatically added to the pool according to the terms of the 1999 Stock Plan. As a result, a total of 3,250,000 shares of common stock, plus additional annual increases on March 1 of every year, equal to the lesser of 750,000 shares, 5% of our shares outstanding on that date or a lesser amount determined by the Board of Directors, are currently reserved for issuance under the 1999 Stock Plan. Unless terminated sooner, the 1999 Stock Plan will terminate automatically in June 2009.

   The 1999 Stock Plan provides for the discretionary grant of incentive stock options to employees, and the grant of nonstatutory stock options and stock purchase rights, or SPRs, to employees, directors and consultants.

   The 1999 Stock Plan may be administered by the Board of Directors or a committee of the Board. The administrator has the power to determine the terms of the options or SPRs granted, including:

  . the exercise price of the option or SPR;

  . the number of shares subject to each option or SPR;

  . the exercisability thereof; and

  . the form of consideration payable upon exercise.

   In addition, the administrator has the authority to amend, suspend or terminate the 1999 Stock Plan, provided that this action does not impair the rights of any optionee, unless mutually agreed upon in writing.

   The exercise price of all incentive stock options granted under the 1999 Stock Plan must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of nonstatutory stock options and SPRs granted under the 1999 Stock Plan is determined by the administrator, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Tax Code, the exercise price must be at least equal to the fair market value of the common stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of its outstanding capital stock, the exercise price of any incentive stock option granted must be at least equal to 110% of the fair market value on the grant date and the term of this incentive stock option must not exceed five years. The term of all other incentive stock options granted under the 1999 Stock Plan may not exceed ten years.

   In the case of SPRs, unless the administrator determines otherwise, the restricted stock purchase agreement will grant Digital Insight a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with Digital Insight for any reason, including death or disability. The purchase price for shares repurchased under the restricted stock purchase agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option will lapse at a rate determined by the administrator.

   Options and SPRs granted under the 1999 Stock Plan are generally not transferable by the optionee, except by will or the laws of descent or distribution, and are exercisable during the lifetime of the optionee only by that optionee. Options granted under the 1999 Stock Plan must generally be exercised within three months after the end of optionee's status as an employee, director or consultant of the company, or within 12 months after the optionee's termination by disability or death, but in no event later than the expiration of the option's term.

   The 1999 Stock Plan provides that in the event of a merger of Digital Insight with or into another corporation, or a sale of substantially all of its assets, each outstanding option and SPR must be assumed or an equivalent option substituted for by the successor corporation or a parent or subsidiary of the successor corporation. If the outstanding options and SPRs are not assumed or substituted for, the optionee will fully vest in and have the right to exercise the option or SPR as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. The administrator is required to send a notice to the optionee that the option or SPR will be fully exercisable for a period of 15 days from the date of this notice, and the option or SPR will terminate upon the expiration of this period. In the event of its proposed dissolution or liquidation, the Board of Directors, or any of its committees, in its discretion may accelerate the vesting of any outstanding option or SPR prior to the effective date of the proposed transaction.

   The Board of Directors recommends that stockholders vote "FOR" the amendment to the 1999 Stock Plan.

                                 PROPOSAL THREE

          APPROVAL OF THE 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

   You are being asked to approve the 2001 Non-Employee Director Stock Option Plan, or the Director Plan, at the annual meeting. Digital Insight's Board of Directors adopted the Director Plan on March 6, 2001, subject to approval by the stockholders at the annual meeting. The Board believes that the ownership of Digital Insight common stock by directors supports the maximization of long-term stockholder value by aligning the interests of directors with those of the stockholders. The Director Plan is designed to facilitate the ownership of common stock by non-employee, or outside, directors by providing for the grant of stock options to our outside directors.

Summary of the Director Plan

   We have summarized the material terms of the Director Plan below. We have also attached a copy of the Director Plan as Appendix A to this Proxy Statement. You should read the Director Plan. The purpose of the Director Plan is to promote the long-term growth of Digital Insight by enhancing Digital Insight's ability to attract and retain the best available outside directors with diverse backgrounds and experience and by increasing the proprietary interest of outside directors in Digital Insight. Only outside directors of Digital Insight will participate in the Director Plan. Digital Insight currently has four outside directors, as that term is defined in the Director Plan.

   The Board has reserved a total of 250,000 shares of common stock plus additional annual increases on March 1 of every year, equal to the lesser of 50,000 shares, one-tenth of one percent ( 1/10%) of our shares outstanding on that date or a lesser amount determined by the Board of Directors for issuance thereunder. The Director Plan provides for the grant of nonstatutory stock options to outside directors of the company. It is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Compensation Committee of the Board of Directors.

Grant and Exercise of Option

   The Director Plan provides that each person who becomes an outside director after the effective date of the Director Plan will be automatically granted a "First Option" to purchase 50,000 shares of common stock, or 40,000 shares if the director elects to receive a cash retainer, on the date on which such person first becomes an outside director, whether through election by the stockholders or appointment by the Board of Directors to fill a vacancy, unless such person has previously been granted an option by the company to purchase shares under any of our stock option plans. A "Subsequent Option" to purchase 15,000 shares of common stock, or 10,000 shares if the director elects to receive a cash retainer, is automatically granted to each outside director on
(A) the date such person is elected or reelected, as the case may be, to the Board by the stockholders, if on the date of election, he or she has served on the Board for at least six months or (B) in the case of an outside director serving a multi-year term, the date of each annual meeting during his or her term (other than the meeting at which he or she is elected and the meeting at which his or her term ends), if on such date he or she has served on the Board for at least six months.

   The Director Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one outside director, but does provide for the number of shares that may be included in any grant and the method of making a grant. No option granted under the Director Plan is transferable by the optionee other than by will or the laws of descent or distribution and each option is exercisable, during the lifetime of the optionee, only by such optionee. The Director Plan provides that each First Option will vest and become exercisable as to 1/3rd of the shares subject to the First Option on the first anniversary of the date of grant of the First Option, and 1/36th of the total shares in monthly installments each month thereafter. Each Subsequent Option will vest and become exercisable in equal monthly installments following the date of grant for a period of 12 months.

   The options remain exercisable for up to three months following the optionee's termination of service as a director of Digital Insight, unless such termination is a result of death or disability, in which case the options remain exercisable for up to a 12-month period.

   Between March 6, 2001 and March 23, 2001, two non-employee directors received options to purchase an aggregate of 100,000 shares of our common stock, subject to approval of the Director Plan by the stockholders.

Exercise Price and Term of Option

   The exercise price of all stock options granted under the Director Plan will be equal to the fair market value of a share of our common stock on the date of grant of the option, which is defined to be the closing sale price of the common stock on Nasdaq on the immediately preceding trading date. Options granted under the Director Plan have a term of ten years.

Merger or Sale of Assets

   In the event of a merger of Digital Insight with or into another corporation or the sale of substantially all of the assets of Digital Insight, outstanding options granted under the Director Plan may be assumed or equivalent options may be substituted by the successor corporation or its parent or subsidiary. If the option is assumed or substituted for, the option or equivalent option will continue to be exercisable for so long as the outside director serves as a director of Digital Insight or of the successor corporation, up to the option's date of expiration.

   If the successor corporation does not assume the option or substitute for it an equivalent option, then after notice, the outside director has 30 days from the date of notice to exercise the option. Upon the expiration of the 30-day period, the option will terminate.

Change of Control; Dissolution or Liquidation

   Upon the occurrence of a "change of control" of Digital Insight as defined in the Director Plan, any and all outstanding options granted under the Director Plan become immediately vested and exercisable.

   In the event of a dissolution or liquidation of Digital Insight, all unexercised options granted under the Director Plan will terminate immediately prior to the consummation of such proposed action.

Federal Income Tax Consequences

   The grant of an option under the Director Plan will not result in income for the director or a deduction for Digital Insight. The exercise of an option will generally result in compensation income for the director and a deduction for Digital Insight, in each case measured by the difference between the exercise price and the fair market value of the shares at the time of exercise.

Amendment and Termination

   The Compensation Committee may at any time amend or terminate the Director Plan, except that such termination cannot affect options previously granted without the agreement of any optionee so affected. To the extent necessary, we will obtain stockholder approval of any plan amendments. If not terminated earlier, the Director Plan will expire in 2011.

   The Board of Directors recommends that stockholders vote "FOR" the approval of the 2001 Non-Employee Director Stock Option Plan.

                                 PROPOSAL FOUR

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   In November 2000, the Board of Directors appointed the accounting firm of PricewaterhouseCoopers LLP to serve as its independent accountants. The appointment of this firm was recommended to the Board by its Audit Committee. A proposal to ratify that appointment will be presented at the annual meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

   The Board of Directors recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2001.

                             AUDIT COMMITTEE REPORT

   The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Our management has primary responsibility for preparing Digital Insight's financial statements and our financial reporting process. Our independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States. During 2000, the Audit Committee was comprised of three outside directors: Messrs. Jarve, McGuire and North.

   In this context, the Audit Committee hereby reports as follows:

  1. The Audit Committee has reviewed and discussed with our management the audited financial statements of Digital Insight as of December 31, 1999 and 2000 and for each of the three years in the period ended December 31, 2000.

  2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

  3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and had a discussion with the independent accountants about their independence.

  4. Based on the review and discussion referred to in paragraphs (1) through
     (3) above, and relying thereon, the Audit Committee recommended to the Board of Directors of Digital Insight, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

   Each of the members of the Audit Committee is independent as defined under the listing standards of Nasdaq. The Audit Committee's responsibilities are described in a written charter adopted by the Board, a copy of which charter is attached as Appendix B to this Proxy Statement.

   The undersigned members of the Audit Committee have submitted this Audit Committee Report:

                                   John Jarve
                                 James McGuire
                                  Robert North

Audit Fees

   The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual financial statements for the year ended December 31, 1999 and the reviews of our financial statements included in our Forms 10-Qs for the year 2000 are $78,750.

Financial Information Systems Design and Implementation Fees

   No fees were paid to PricewaterhouseCoopers LLP in 2000 for any professional services related to financial information systems design or implementation.

All Other Fees

   PricewaterhouseCoopers LLP provided certain professional services in 2000 in preparing our tax return forms and evaluating the financial and accounting conditions of target companies during the due diligence stages of the corporate transactions we engaged in during the year, including the acquisition of nFront, Inc.,

1View Network Corporation and AnyTime Access, Inc. PricewaterhouseCoopers LLP subsequently audited the financial statements of 1View Network Corporation prior to its acquisition by Digital Insight. In August 2000, in connection with our secondary public offering, PricewaterhouseCoopers LLP issued a "comfort letter" with respect to the financial statements and certain financial information contained in our registration statement and the prospectus for the secondary public offering. The aggregate fees billed by PricewaterhouseCoopers LLP in 2000 for these services were $600,109. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The common stock is our only outstanding class of voting securities. The following table sets forth the amount and percent of shares of common stock which, as of March 15, 2001, are deemed under the rules of the Securities and Exchange Commission to be "beneficially owned" by each member of our Board of Directors, by each nominee to become a member of the Board of Directors, by each of our executive officers named in the Summary Compensation Table, by all directors, nominees and executive officers as a group, and by any person or "group" (as that term is used in the Securities Exchange Act of 1934, as amended) known to us as of that date to be a "beneficial owner" of more than 5% of the outstanding shares of our common stock.

                                                              Number of
                                                                Shares
                                                             Beneficially   %
Name of Beneficial Owner                                        Owned     Owned
------------------------                                     ------------ -----
5% Stockholders:
  Waddell & Reed(1).........................................  3,533,900   12.2%
  Nasser J. Kazeminy and affiliated entities(2).............  2,714,105    9.4
  Entities affiliated with Menlo Ventures(3)................  2,019,305    7.0
  HarbourVest Partners V-Direct Fund, L.P.(4)...............  1,388,025    4.8
Directors and Named Executive Officers(5):
  Brady L. "Tripp" Rackley III..............................  1,348,949    4.7
  John Dorman(6)............................................    699,374    2.4
  Paul Fiore(7).............................................    591,417    2.0
  Stephen Zarate(8).........................................    149,953      *
  Steve Reich(9)............................................     85,346      *
  James McGuire.............................................     80,849      *
  Kevin McDonnell(10).......................................     61,413      *
  Meheriar Hasan(11)........................................     44,373      *
  Robert North(12)..........................................     44,217      *
  Dale Walker...............................................      5,000      *
  Betsy Atkins..............................................        --       *
  Mike Splinter.............................................        --       *
All Directors and officers as a group (12 persons)..........  1,621,135    5.5

--------
  * Less than 1%
 (1) The address of record for Waddell & Reed is 6300 Lamar Avenue, Overland Park, Kansas 66202. As disclosed on a Schedule 13G/A filed with the SEC on January 23, 2001, the shares are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Waddell & Reed Investment Management Company, an investment advisory subsidiary of Waddell & Reed, Inc., which in turn is a broker-dealer and underwriting subsidiary of Waddell & Reed Financial Services, Inc., a parent holding company. Waddell & Reed Financial Services, Inc. is a subsidiary of Waddell & Reed Financial, Inc. By contract, Waddell & Reed Investment Management Company holds investment power over the shares owned by its clients and, in most cases, voting power. Therefore Waddell & Reed Investment Management Company may be deemed the direct beneficial owner of 3,533,900 shares of our common stock. These companies are of the view that they are not acting as a "group" for purposes of the Securities Exchange Act of 1934. Indirect beneficial ownership is attributed to the respective parent companies solely because of the parent companies' control relationship to Waddell & Reed Investment Management Company.
 (2) The address of record for Nasser J. Kazeminy is 760 Island Drive, Palm Beach, Florida 33480. The address of record for Exponential Partners II Limited Partnership is 400 South Fourth Street, Suite 1700, Las Vegas, Nevada 89101. This information was obtained from a Schedule 13G filed with the SEC on January 10, 2000, combined with additional information from the transfer agent for our common stock. The number of shares consists of (i) 472,346 shares held by The Nasser J. Kazeminy Irrevocable Trust; (ii) 472,346 shares held by the Yvonne P. Kazeminy-Mofrad Irrevocable Trust; and (iii) 1,769,413 shares held by Exponential Partners II Limited Partnership.

     Nasser J. Kazeminy is the sole limited partner of Exponential Partners II Limited Partnership and the sole member of NJK Investments, LLC, which is the sole general partner of Exponential Partners II Limited Partnership. Mr. Kazeminy and Kamran Talebi are co-trustees of the Nasser J. Kazeminy Irrevocable Trust and share voting authority over the shares held in that Trust. Yvonne P. Kazeminy-Mofrad, the wife of Nasser Kazeminy, and Kamran Talebi are co-trustees of the Yvonne P. Kazeminy-Mofrad Irrevocable Trust and share voting authority over the shares held in that Trust. Mr. Kazeminy does not hold voting authority over the Yvonne P. Kazeminy-Mofrad Irrevocable Trust. Mr. Kazeminy disclaims beneficial ownership of the shares held by these Trusts.
 (3) The address of record for Menlo Ventures is 3000 Sand Hill Road, Building 4, Suite 100, Menlo Park, California 94025. The address of record for
     John Jarve is Digital Insight Corporation, 26025 Mureau Road, Calabasas, California 91302. This information was obtained from a Schedule 13G/A filed with the SEC on February 1, 2001. Number of shares consists of 1,934,851 shares held by Menlo Ventures VII, L.P., and 84,454 shares held by Menlo Entrepreneurs Fund VII, L.P. John Jarve, a former director of Digital Insight, is a managing member of MV Management VII, LLC, which is the general partner of Menlo Ventures VII, L.P. and Menlo Entrepreneurs Fund VII, L.P. Along with Thomas H. Bredt, Sonja L. Hoel, Douglas C. Carlisle, Mark A. Siegel, Michael D. Laufer and H. Dubose Montgomery, the other six managing members of MV Management VII, LLC, Mr. Jarve has shared voting and dispositive authority over the shares held by Menlo Ventures and its affiliates. Mr. Jarve and the other six managing members disclaim beneficial ownership of the shares held by these entities except to the extent of their proportionate pecuniary interests therein.
 (4) The address of record for HarbourVest Partners V-Direct Fund, L.P. is One Financial Center, 44th Floor, Boston, Massachusetts 02111. As disclosed on a Schedule 13G--Amendment No. 1 filed with the SEC on February 9,
     2001, HarbourVest Partners, LLC is the managing member of HVP V-Direct Associates L.L.C., which is the general partner of HarbourVest Partners V-Direct Fund L.P. HarbourVest Partners V-Direct Fund L.P. is the record and ultimate owner of 1,388,025 shares of our common stock. HarbourVest Partners, LLC, in its capacity as managing member of the general partner of HarbourVest Partners V-Direct Fund L.P., has the sole power to vote and dispose of the securities held by HarbourVest Partners V-Direct Fund L.P. Messrs. Edward W. Kane and D. Brooks Zug are Managing Members of HarbourVest Partners, LLC. As such, they share the voting control of HarbourVest Partners, LLC. While neither of them owns of record any shares of our company, as the result of their positions, Messrs. Kane and Zug may be deemed to be beneficial owners of and to have the power to exercise or to direct the exercise of voting and/or dispositive power with respect to these shares. Messrs. Kane and Zug disclaim beneficial ownership over any of these shares except to the extent of their proportionate pecuniary interests therein.
 (5) Unless otherwise indicated, the address of each named person is c/o
     Digital Insight Corporation, 26025 Mureau Road, Calabasas, CA 91302.
 (6) Number of shares includes 451,041 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2001.
 (7) Number of shares includes 309,250 shares of common stock issued upon exercise of a stock purchase right, 19,329 shares of which are subject to a repurchase option held by Digital Insight as of March 15, 2001.
 (8) Number of shares consists of 58,104 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2001.
     Pursuant to a Severance and Release Agreement, his options will continue to vest until October 1, 2001.
 (9) Number of shares includes 62,498 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2001.
(10) Number of shares includes 33,749 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2001.
(11) Number of shares includes 44,373 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2001.
     Pursuant to a Severance and Release Agreement, his options will continue to vest until November 12, 2001.
(12) Number of shares consists of 39,217 shares of common stock issuable upon exercise of options exercisable within 60 days of March 15, 2001.

                                   Appendix A

                          DIGITAL INSIGHT CORPORATION

                  2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

  1. Purposes of the Plan. The purposes of this Director Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

   All options granted hereunder shall be nonstatutory stock options.

  2. Definitions. As used herein, the following definitions shall apply:

  (a) "Administrator" means the Compensation Committee of the Board, unless there is no Compensation Committee of the Board, in which case "Administrator" shall mean the Board.

  (b) "Alternative A Director" means an Outside Director who has elected to receive Option Package A pursuant to Section 4(b)(i) below.

  (c) "Alternative B Director" means an Outside Director who has elected to receive Option Package B pursuant to Section 4(b)(ii) below.

  (d) "Board" means the Board of Directors of the Company.

  (e) "Code" means the Internal Revenue Code of 1986, as amended.

  (f) "Common Stock" means the Common Stock of the Company.

  (g) "Company" means Digital Insight Corporation, a Delaware corporation.

  (h) "Director" means a member of the Board.

  (i) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee or a retainer by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

    a. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    b. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

    c. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

  (l) "Inside Director" means a Director who is an Employee.

  (m) "Option" means a stock option granted pursuant to the Plan.

  (n) "Optioned Stock" means the Common Stock subject to an Option.

  (o) "Optionee" means a Director who holds an option.

  (p) "Outside Director" means a Director who is not, and never has been, an Employee. An Outside Director may be an Alternative A Director or an Alternative B Director.

  (q) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (r) "Plan" means this 2001 Non-Employee Director Stock Option Plan.

  (s) "Pool" shall have the meaning set forth in Section 3 below.

  (t) "Retainer" means the quarterly or annual cash retainer fee and fees paid per meeting attendance payable by the Company to an Outside Director for services as a Director of the Company, as such amount may be changed from time to time.

  (u) "Share" means a share of the Company's Common Stock, as adjusted in accordance with Section 10 of the Plan.

  (v) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan; Annual Increases. Subject to the provisions of
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Two Hundred Fifty Thousand (250,000) Shares of Common Stock plus an annual increase to be added on March 1 of the Company's fiscal year beginning in 2002 equal to the lesser of (i) 50,000 shares, (ii) one-tenth of one percent ( 1/10%) of the outstanding shares of Common Stock on such date or (iii) a lesser amount determined by the Board (the "Pool"). The Shares may be authorized but unissued, or reacquired Common Stock.

   If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

  4. Administration and Grants of Options under the Plan.

  (a) Administrator; Authority. Except as otherwise required by law, the Plan shall be administered by the Administrator. The Administrator shall have full power and authority to:

    (i) Interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan; and

    (ii) Designate persons to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Administrator's best business judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Administrator may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

  (b) Election. Upon the initial appointment or election of an Outside Director, each Outside Director shall, at least three business days following such event, file with the Administrator or its designee a written election to receive Option Package A or Option Package B. In the event an Outside Director does not file a written election in accordance with the preceding sentence, such Outside Director shall be deemed to have elected Option Package A. An election pursuant to the first sentence of this Section 4(b) shall be irrevocable following the initial grant of Options pursuant hereto.

  (c) Procedure for Grants. Notwithstanding the provisions of Section 4(a) above, no person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors. Automatic grants hereunder shall be made in strict accordance with the following provisions:

    (i) Option Package Alternative A.

      (A) Each Alternative A Director shall receive no Retainer in connection with his or her service as a Director.

      (B) Each Alternative A Director (other than an Outside Director serving on the Board on the effective date of this Plan, as determined in accordance with Section 6 hereof) shall be automatically granted an Option to purchase Fifty Thousand (50,000) Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

      (C) Each Alternative A Director shall be automatically granted an Option to purchase Fifteen Thousand (15,000) Shares (a "Subsequent Option") on (1) the date such person is elected or reelected, as the case may be, to the Board by the stockholders at the Company's annual meeting of stockholders or otherwise, if on such date, he or she shall have served on the Board for at least six (6) months or (2) in the case of an Alternative A Director serving a multi-year term, the date of each such annual meeting of stockholders during his or her term (other than the meeting at which he or she is elected and the meeting at which his or her term ends), if on such date he or she shall have served on the Board for at least six (6) months.

    (ii) Option Package Alternative B

      (A) Each Alternative B Director shall be entitled to receive a Retainer.

      (B) Each Alternative B Director (other than an Outside Director serving on the Board on the effective date of this Plan, as determined in accordance with Section 6 hereof) shall be automatically granted an Option to purchase Forty Thousand (40,000) Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

      (C) Each Alternative B Director shall be automatically granted an Option to purchase Ten Thousand (10,000) Shares (a "Subsequent Option") on (1) the date such person is elected or reelected, as the case may be, to the Board by the stockholders at the Company's annual meeting of stockholders or otherwise, if on such date, he or she shall have served on the Board for at least six (6) months or (2) in the case of an Alternative B Director serving a multi-year term, the date of each such annual meeting of stockholders during his or her term (other than the meeting at which he or she is elected and the meeting at which his or her term ends), if on such date he or she shall have served on the Board for at least six (6) months.

    (iii) Notwithstanding the provisions of subsections (i) and (ii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with
          Section 15 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 15 hereof.

    (iv) The terms and conditions of an Option granted hereunder shall be set forth in a stock option agreement in such form as the Administrator approves (the "Stock Option Agreement") but which shall contain the following:

      (A) The term of the Option shall be ten (10) years.

      (B) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

      (C) The First Option shall vest and become exercisable as to 1/3rd of the Shares subject to the First Option on the first anniversary of the date of grant of the First Option, and 1/36th of the total Shares subject to the First Option in monthly installments each month thereafter.

      (D) The Subsequent Option shall vest and become exercisable in equal monthly installments following the date of grant for 12 months.

      (E) The exercise price per Share shall be equal to the Fair Market Value per Share on the date of grant of the Option.

      (F) As provided in Section 9 below, Options granted under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution, except that a majority of the non-interested members of the Board may provide for the transferability of any particular Option in the manner set forth in the related Stock Option Agreement.

    (v) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through (i) the automatic annual increase pursuant to Section 3, (ii) the action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan, or (iii) the cancellation or expiration of Options previously granted hereunder.

  5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

   The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

  6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 15 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

  7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other Shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

  8. Exercise of Option.

  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
      Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with
      Section 15 hereof has been obtained. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, or to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

  (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

  (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
      (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, or to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

  9. Non-Transferability of Options. The Option may not, without the prior written consent of a majority of the non-interested members of the Board, be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee (or its assignee permitted under the preceding clause).

  10. Adjustments Upon Changes in Capitalization and Change in Control.

  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

  (b) Effect of Change of Control. Upon the occurrence of an event of "Change of Control," as defined below, any and all outstanding Options shall become immediately vested and each Option shall be exercisable as to all Shares covered thereby.

    A "Change of Control" shall occur when:

    (i) a "Person" (which term, when used in this Section 10(b), shall have the meaning it has when it is used in Section 13(d) of the Exchange Act, but shall not include the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Voting Stock (as defined below) of the Company) is or becomes, without the prior consent of a majority of the Continuing Directors of the Company (as defined below), the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of Voting Stock (as defined below) representing twenty percent or more of the combined voting power of the Company's then outstanding securities; or

    (ii) both (a) the stockholders of the Company have approved a definitive agreement or plan to merge or consolidate the Company with or into another Company (other than a merger or consolidation which would result in the Voting Stock (as defined below) of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger of consolidation), or to sell, or otherwise dispose of, all or substantially all of the Company's property and assets, or to liquidate the Company, and
          (b) the Company has received all necessary regulatory approvals for the consummation of the transaction described in the preceding clause; or

    (iii) the individuals who are Continuing Directors of the Company (as defined below) cease for any reason to constitute at least a majority of the Board of the Company.

    The term "Continuing Director" means (i) any member of the Board who is a member of the Board on February 13, 2001 or (ii) any person who subsequently becomes a member of the Board whose nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The term "Voting Stock" means all capital stock of the Company which by its terms may be voted on all matters submitted to stockholders of the Company generally.

  (c) Other Adjustments. Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Administrator shall authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving Company, upon such terms and conditions as it may deem necessary to preserve the rights of Optionees and holders of Shares that are subject to any restrictions under the Plan.

  (d) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation.

    If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, then the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

    For the purposes of this Section 10(d), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the Successor Corporation or its Parent, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  (e) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

  11. Amendment and Termination of the Plan.

  (a) Amendment and Termination. The Administrator may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

  12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

  13. Conditions Upon Issuance of Shares.

  (a) Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or Nasdaq upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  (b) Conditions to Exercise. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  (c) No Liability. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  15. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange or Nasdaq rules.

  16. Additional Restrictions of Rule 16b-3. The terms and conditions of the Options granted hereunder shall comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act. This Plan and the Options granted hereunder shall be deemed to contain such additional conditions and restrictions as may be required for this Plan to qualify for the maximum exemptions from Section 16 of the Exchange Act with respect to Plan transactions.

  17. Governing Law. This Plan shall be construed under the laws of the State of Delaware.

                                   Appendix B

                          DIGITAL INSIGHT CORPORATION
                             a Delaware corporation

                           FIRST AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

  1. Formation. The Board of Directors (the "Board") of Digital Insight Corporation, a Delaware corporation (the "Company"), has previously established an Audit Committee (the "Committee") to assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby amends and restates the previously adopted Charter of the Audit Committee through this First Amended and Restated Charter of the Audit Committee (the "Charter") to establish the governing principles of the Audit Committee.

   2. Statement of Purpose. The Committee will assist the Board in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations. The Committee will monitor independence and performance of external auditors and provide means for open communication between external auditors, financial and senior management, and internal auditors and the Board. To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Company's business, operations, and risks.

   The Committee is not responsible for planning or conducting audits or determining that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This duty is the responsibility of management and the external auditors, who are ultimately accountable to the Board and the Committee. Likewise, it is not the duty of the Committee to independently verify information presented to it, unless special circumstances require such verification. The statement of responsibilities below is in all respects qualified by this limitation.

   3. Composition and Qualifications. The Committee shall be comprised of not fewer than three members of the Company's Board, who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members. Committee members shall have a basic understanding of finance and accounting and shall be able to read and understand financial statements. One member of the Committee shall have accounting or related financial management experience. Subject to the foregoing, the exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board. One of the members of the Committee shall be designated by majority vote of the members of the Committee as the chairperson (the "Chairperson") of the Committee. The Board shall appoint the members of the Committee to serve until their successors have been duly designated. Members of the Committee may be removed by the Board for any reason and at any time. Vacancies on the Committee shall be filled by the Board. The members of the Committee shall meet the standards of independence and other qualifications as required by the National Association of Securities Dealers, Inc.

   4. Oversight Responsibilities. The Committee shall have responsibilities in the following areas:

  (a) Internal Controls

      . Review with management, the external auditors and the internal auditors the adequacy of the Company's internal accounting controls and procedures.

      . Inquire about internal control recommendations made by internal and external auditors and whether they have been implemented by management.

  (b) Financial Reporting

      . Review reports prepared by management and by the external auditors of significant accounting and financial reporting issues and judgments and their impact on the financial statements.

      . Review periodically with the internal and external auditors significant risks and exposures and the plans to monitor, control and minimize such risks and exposures.

      . Review significant changes to the Company's auditing and accounting practices as suggested by the internal and external auditors or management and discuss them on a timely basis.

      . Meet with management and the external auditors to review and discuss the annual audited financial statements and the results of the audit.

      . Review with management interim financial statements, and require the external auditors to review the financial information included in the Company's interim financial statements prior to filing its Form 10-Q Reports.

      . Meet with external auditors and financial management to discuss integrity of the Company's financial reporting process and any proposed changes or improvements in financial, accounting or auditing practices.

      . To issue for public disclosure by the Company the report required by the rules of the Securities and Exchange Commisssion.

  (c) Compliance

      . Periodically obtain reports from management, auditors, general counsel, tax advisors or any regulatory agency regarding regulatory compliance, transactions with affiliates, and other legal matters that may have a material impact on financial statements and the consideration of those matters in preparing the financial statements.

      . Review the effectiveness of the policies and procedures for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any reporting deficiencies, fraudulent acts or accounting irregularities.

  (d) External Audit

      . Review the external auditors' proposed audit scope and approach;

      . Review with the external auditor any problems or difficulties the auditor may have encountered, any management letter provided by the auditor, and the Company's response to that letter, including:

      . Any difficulties encountered, or restrictions on the scope of activities or access to required information;

      . Any changes required in the planned scope of the internal audit; and

      . Any recommendations made by the external auditors as a result of the audit.

      . Discuss the matters required to be discussed by Statement of Auditing
        Standards No. 61 as it may be modified or supplemented from time to time ("SAS 61").

      . Review and evaluate the annual engagement proposal for retention of the external auditors and performance and level of fees to be paid to the external auditors.

      . Exercise, along with the Board, as the stockholders' representatives, ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the external auditors (or to nominate the external auditors to be proposed for stockholder approval in any proxy statement).

      . Obtain from the external auditors a formal written statement delineating all relationships between the external auditors and the Company, consistent with Independence Standards Board No. 1.

      . Actively engage in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditors and take, or recommend that the Board take, appropriate action to oversee the independence of the external auditors.

  (e) Reporting Responsibilities

      . Regularly report to the Board on the Committee's activities and make appropriate recommendations.

      . Prepare for inclusion in the proxy statement the disclosures about the Committee and its functioning required under applicable SEC rules.

      . Annually review and (if appropriate) update the charter, subject to Board approval of changes.

  (f) Other responsibilities

      . Meet with the external auditors, director of internal audit and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately.

   5. Meetings

  (a) Frequency

  The Committee shall hold regular meetings on such days as it shall determine at least two times per year. Special meetings of the Committee will be held at the request of the Chairperson of the Committee or any two other Committee members. Minutes shall be regularly kept of Committee proceedings.

  (b) Agenda

  Prior to each regularly scheduled meeting, the Committee members will receive notice of, and an agenda for, the meeting. Other topics for discussion may be introduced at the meeting or by notice to the Chairperson at the request of any Committee member.

  (c) Attendance

  The Committee may regularly or from time-to-time ask corporate officers and other employees of the Company to attend the meetings.

  (d) Procedures

  The Committee may adopt rules for its meetings and activities. In the absence of any such rules, the Committee actions shall be governed by the Company's Bylaws and applicable law, as applicable to Board meetings and activities. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee.

   6. Outside Assistance

   The Committee shall have the authority to request and receive access to any internal or external information it requires to fulfill its duties and responsibilities. The Committee is authorized to engage such outside professional or other services as in its discretion it deems necessary to fulfill its responsibilities.

                             [Front of proxy Card]

Digital Insight Corporation
26025 Mureau Road
Calabasas, California 91302

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John Dorman and Kevin McDonnell, and each of them, with full power of substitution, as proxy, to represent and vote all the shares of common stock of Digital Insight Corporation held of record by the undersigned on March 15, 2001, at the annual meeting of stockholders to be held on May 3, 2001 or any adjournment or postponement thereof, as designated on the reverse side hereof and in their discretion as to other matters.

     Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       (Please date and sign on reverse)
                          (Continued on reverse side)

                              [Back of proxy Card]

     The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" the Proposal.

The Board of Directors recommends a vote "FOR" each named nominee and a vote "FOR" Proposals 2, 3 and 4.

                        I PLAN TO ATTEND MEETING  [  ]

Proposal 1- Election of the following Nominees as Directors:
----------

                                                                        NOMINEES:
                                                                               Paul Fiore
                                                                               Michael Splinter

                                                                               (Instruction:  To withhold
                                                                               authority to vote any
FOR all Nominees                              WITHHELD                         individual nominee, strike a
listed at right                               for all Nominees                 line through the nominee's
(except as marked to the contrary)            listed at right                  name as listed above.)
[  ]                                          [  ]

Proposal 2- Approval of an amendment to the 1999 Stock Plan to increase the
----------
number of shares of common stock reserved for issuance under the plan from 3,250,000 to 4,500,000 shares.

     For             Against            Abstain
     [ ]               [ ]                [ ]


Proposal 3- Approval of the 2001 Non-Employee Director Stock Option Plan.
----------


     For             Against            Abstain
     [ ]               [ ]                [ ]


Proposal 4- Approval of the appointment of PricewaterhouseCoopers LLP as
----------
independent auditors of Digital Insight for the fiscal year ending December 31, 2001.


     For             Against            Abstain
     [ ]               [ ]                [ ]


           PLEASE MARK YOUR CHOICE LIKE THIS X IN BLUE OR BLACK INK.


____________________________________
Date


____________________________________
Signature


____________________________________
Signature if held jointly

Please mark, date and sign as your name appears above and return in the enclosed envelope.